UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

SPECTRUM PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 260-7410

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 15, 2011, Rajesh C. Shrotriya, MD, Chairman of the Board, Chief Executive Officer, and President of Spectrum Pharmaceuticals, Inc. (the “Company”), will deliver a presentation at the BIO CEO Investor Conference that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.

The live webcast of the Company’s corporate presentation will be available at http://www.sppirx.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation material from the BIO CEO Investor Conference dated February 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2011

SPECTRUM PHARMACEUTICALS, INC.

By: /s/ Brett L. Scott
Brett L. Scott
Senior Vice President and
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation material from the BIO CEO Investor Conference, dated February 15, 2011

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